Exhibit 10.2

SUBSERVICING SUPPLEMENT

dated as of September 13, 2012

between

OCWEN LOAN SERVICING, LLC

and

HLSS HOLDINGS, LLC

SCHEDULE I	Servicing Agreements
SCHEDULE II	Retained Servicing Fee Percentage
SCHEDULE III	Target Ratio Schedule

SUBSERVICING SUPPLEMENT

This SUBSERVICING SUPPLEMENT, dated as of September 13, 2012 (this “Subservicing Supplement”), is by and between HLSS HOLDINGS, LLC, a Delaware limited liability company (“Servicer”), and OCWEN LOAN SERVICING, LLC, a Delaware limited liability company (“Ocwen”).

RECITALS:

WHEREAS, as of the applicable Servicing Transfer Date (as defined herein), Servicer will become the servicer of certain Mortgage Loans (as defined in the Master Subservicing Agreement) pursuant to the terms of those certain pooling and servicing agreements or other servicing agreements listed in Schedule I hereto; and

WHEREAS, Servicer and Ocwen are parties to that certain Master Subservicing Agreement dated as of February 10, 2012 (the “Master Subservicing Agreement”); and

WHEREAS, Servicer desires to engage Ocwen to act as subservicer with respect to the Mortgage Loans relating to those pooling and servicing agreements or other servicing agreements listed in Schedule I hereto, as of the applicable Servicing Transfer Date (as defined herein), and Ocwen desires to act as subservicer with respect to the Mortgage Loans relating to those pooling and servicing agreements or other servicing agreements, on the terms set forth in the Master Subservicing Agreement, as supplemented by this Subservicing Supplement.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Servicer and Ocwen agree as follows:

ARTICLE I.

DEFINITIONS.

1.1 Definitions. (a) For purposes of this Subservicing Supplement, the following capitalized terms shall have the respective meanings set forth or referenced below.

“Base Subservicing Fee” has the meaning set forth in Section 3.1.

“Deferred Servicing Agreement” has the meaning set forth in the Sale Supplement.

“Excess Servicing Advances” shall mean, for any calendar month, the amount, if any, by which the outstanding Servicing Advances with respect to the Servicing Agreements as of the last day of such calendar month exceeds an amount equal to (a) the Target Ratio for such calendar month multiplied by (b) the unpaid principal balance of the Mortgage Loans subject to the Servicing Agreements as of the last day of such calendar month.

Subservicing Supplement

“Monthly Servicing Fee” shall mean, for each calendar month, the sum of the Base Subservicing Fee for such calendar month and the Seller Monthly Servicing Fee (as defined in the Sale Supplement) for such calendar month.

“Performance Fee” has the meaning set forth in Section 3.2.

“Retained Servicing Fee” shall mean, for any calendar month, an amount equal to the sum of (a) the product of the Retained Servicing Fee Percentage for such calendar month and the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements and the Deferred Servicing Agreements during such calendar month, and (b) the Retained Servicing Fee Shortfall, if any, for the immediately prior calendar month.

“Retained Servicing Fee Percentage” shall mean, for any calendar month, the percentage set forth on Schedule II to this Subservicing Supplement.

“Retained Servicing Fee Shortfall” shall mean, for any calendar month, beginning in September, 2012, an amount equal to the excess, if any, of (a) the Retained Servicing Fee for such calendar month over (b) the excess, if any, of (x) the aggregate Servicing Fees actually received by Servicer pursuant to the Subject Servicing Agreements and with respect to the Deferred Servicing Agreements during such calendar month (whether directly pursuant to such Subject Servicing Agreement or pursuant to Sale Supplement, as applicable) over (y) the Monthly Servicing Fee for such calendar month.

“Sale Supplement” shall mean that certain Sale Supplement, dated as of the date hereof, between Servicer, as Purchaser, and Ocwen, as Seller, as the same may be amended, supplemented or otherwise modified from time to time.

“Scheduled Termination Date” means, with respect to each Subject Servicing Agreement serviced pursuant to this Subservicing Supplement, the date which is six (6) years after the closing date of the initial acquisition of assets pursuant to the Sale Supplement.

“Servicing Agreement” shall mean each of the pooling and servicing agreements or other servicing agreements listed in Schedule I hereto.

“Servicing Fees” shall mean, with respect to any Servicing Agreement, the servicing fees payable to Servicer under the Subject Servicing Agreements, including each “servicing fee” payable based on a percentage of the outstanding principal balance of the Mortgage Loans serviced pursuant to such Servicing Agreement, but excluding any Ancillary Income, Prepayment Interest Excess or any amounts earned in connection with the investment of funds in the related Custodial Accounts and Escrow Accounts.

“Servicing Transfer Date” shall have the meaning specified in the Sale Supplement.

“Subject Servicing Agreement”, shall mean, as of any date of determination, each Servicing Agreement with respect to which the Servicing Transfer Date has occurred on or prior to such date and with respect to which the Subservicing Termination Date has not occurred on or prior to such date.

Subservicing Supplement

“Target Ratio” for each calendar month shall mean the amount specified in Schedule III with respect to such month.

(b) Any capitalized term used but not defined in this Subservicing Supplement shall have the meaning assigned to such term in the Master Subservicing Agreement.

ARTICLE II.

SUBSERVICING

2.1 Engagement as Subservicer. Servicer hereby engages Ocwen to act as subservicer, and Ocwen agrees to act as subservicer, with respect to the Mortgage Loans relating to those certain pooling and servicing agreements or other servicing agreements listed in Schedule I hereto (the “Subject Servicing Agreements”) pursuant to the terms of the Master Subservicing Agreement, as supplement by this Subservicing Supplement, on and after the related Servicing Transfer Date for such Subject Servicing Agreement. Except as set forth in this Subservicing Supplement or the Master Subservicing Agreement, Ocwen further agrees to be responsible for performing all of the duties and obligations of Servicer and its subservicers under each Subject Servicing Agreement, and to meet any standards and fulfill any requirements applicable to Servicer or its subservicer under each Subject Servicing Agreement on and after the related Servicing Transfer Date.

2.2 Servicing Transfer Procedures. Servicer and Ocwen each covenant and agree to following the Servicing Transfer Procedures agreed pursuant to the Sale Supplement with respect to each Subject Servicing Agreement.

2.3 Reference to Master Subservicing Agreement. Each of Servicer and Subservicer agrees that (a) this Subservicing Supplement is a “Subservicing Supplement” executed pursuant to Section 2.1 of the Master Subservicing Agreement, (b) the terms of this Subservicing Supplement are hereby incorporated into the Master Subservicing Agreement with respect to the Subject Servicing Agreements and the related Mortgage Loans to the extent set forth therein, (c) each of the Subject Servicing Agreements listed in Schedule I is a “Subject Servicing Agreement” as such term is used in the Master Subservicing Agreement on and after the related Servicing Transfer Date, and (d) the terms of this Subservicing Supplement apply to the Subject Servicing Agreements specified herein and not to any other “Subject Servicing Agreement” as that term is used in the Master Subservicing Agreement. In the event of any conflict between the provisions of this Subservicing Supplement and the Master Subservicing Agreement, the terms of this Subservicing Supplement shall prevail.

ARTICLE III.

SERVICING FEES

3.1 Base Subservicing Fee. As compensation for its services with respect to the Subject Servicing Agreements, Servicer shall pay Ocwen a monthly base subservicing fee for each calendar month during which Ocwen is servicing Mortgage Loans with respect to Subject Servicing Agreements pursuant to this Subservicing Supplement equal to 12.00% of the aggregate Servicing Fees actually received by Servicer pursuant to the Subject Servicing Agreements during such calendar month (the “Base Subservicing Fee”).

Subservicing Supplement

3.2 Performance Fee. Servicer shall pay to Ocwen for each calendar month during which Ocwen is servicing Mortgage Loans with respect to Subject Servicing Agreements pursuant to this Subservicing Supplement a performance fee (the “Performance Fee”) equal to the greater of (a) zero and (b) the excess, if any, of the aggregate of all Servicing Fees actually received by Servicer pursuant to the Subject Servicing Agreements and with respect to the Deferred Servicing Agreements during such calendar month (whether directly pursuant to such Subject Servicing Agreement or pursuant to the Sale Supplement, as applicable) over the sum of (i) the Monthly Servicing Fee for such calendar month and (ii) the Retained Servicing Fee for such calendar month, multiplied by (y) a fraction, (i) the numerator of which is the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements during such calendar month and (ii) the denominator of which is equal to the sum of the average unpaid principal balance of all Mortgage Loans subject to the Deferred Servicing Agreements during such calendar month and the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements during such calendar month, or such other allocation percentage which is agreed by Servicer and Ocwen (the “Allocation Percentage”). The Performance Fee, if any, for any calendar month will be reduced by 6.50% per annum (i.e., 0.5417% per month) of the Excess Servicing Advances, if any, for such calendar month multiplied by the Allocation Percentage. If the Closing Date does not occur on the first day of a calendar month, the Performance Fee for the period from the Closing Date to the last of the calendar month in which the Closing Date occurs shall be calculated in a pro rata manner based on the number of days in such period.

ARTICLE IV.

MISCELLANEOUS

4.1 Incorporation. The provisions of Article 10 of the Master Subservicing Agreement are hereby incorporated into this Subservicing Supplement by reference, mutatis mutandis, as if its provisions were fully set forth herein.

4.2 Third Party Beneficiaries. Ocwen and Servicer each acknowledges and agrees that the indenture trustee, on behalf of the holders of related notes, with respect to any Servicing Advance Facility pursuant to which Servicer has transferred Servicer Advances made pursuant to a Servicing Agreement is an express third party beneficiary of this Subservicing Supplement and the Subservicing Agreement solely with respect to the Servicing Agreements related to such Servicing Advance Facility.

[Signature Page Follows]

Subservicing Supplement

IN WITNESS WHEREOF, the parties hereto have caused this Subservicing Supplement to be executed and delivered as of the date first above written.

HLSS HOLDINGS, LLC

By: Home Loan Servicing Solutions, Ltd., its sole member

By:
Name:	James Lauter
Title:	CFO

OCWEN LOAN SERVICING, LLC

By:
Name:	John Britti
Title:	Authorized Signatory

Subservicing Supplement

SCHEDULE I

SERVICING AGREEMENTS

Investor Number	Short Form Deal Name
2621	ACE 2007-HE4
2605	ACE 2007-HE1
2477	NCHELT 2005-B
2551	ACE 2006-HE3
2617	CMLTI 2007-AMC2
2598	Soundview 2006-EQ2
2591	Soundview 2006-NLC1
2468	ACE 2005 HE-6
2582	ACE 2006-ASAP5
2619	ACE 2007-WM2
2602	NHELI 2007-HE2
2612	ACE 2007-ASAP1
2613	ACE 2007-HE2
2574	Nomura NHELI 2006-HE3
2595	ACE 2006-ASAP6
2537	ACE 2006-HE2
2580	ACE 2006-HE4
2631	FNLC 2007-1
2385	ACE 2004-HE4
2615	RMAC 2007-1
2485	AEGIS 2005-5
2630	RMAC 2007-2
2412	ACE 2005-HE2
2522	GSAMP 2006-S2
2540	SASCO 2006-S2
2552	RMAC 2006-2
2439	ACE 2005- HE3
2599	RMAC 2006-4
2538	Nomura NHELI 2006-HE2
2498	GSAMP 2005-HE6
2494	CMLTI 2005 HE-4
2393	MASTR 2005 - NC1
2434	MASTR 2005-WMC1
2496	MASTR 2005-NC2
2492	Meritage MLT 2005-3
2535	GSAMP 2006 S3
2581	Renaissance 2006-3

Sch I-1

2575	GSAMP 2006-S5
2483	ACE 2005 ASAP1
2589	GSAMP 2006-S6
2557	SAIL 2006-4
2382	Equifirst 2004-3
2516	NHEL - 2006 HE1
2592	NAAC 2006-S5
2521	Renaissance 2006-1
2497	GSAMP 2005-AHL2
2409	Renaissance 2005-1
2510	MASTR 2006-AM1
2603	NAAC 2007-S1
2600	GSAA 2006-S1
2375	SAIL 2004-9
2364	SAIL 2004-8
2523	BASIC 2006-1
2570	NAAC 2006-S2
2571	NAAC 2006-S3
2311	Deutsche Bank ACE 2003-HE1
2579	NAAC 2006-S4
2304	ACE Sec. Corp Home Equity Loan Tst 2003-NC1
2331	ACE 2004-HS1
2280	MABS 2003-NC1
2363	SASCO 2004 SC1
2161	MSDW 2001-NC4
2196	MSDW 2002-HE1
2765	FIRST FRANKLIN 2003-FFH2
2390	Renaissance 2004-4
2139	Morgan Stanley Dean Witter 2001-NC2
2013	1998-NC6 Salomon
2014	1998-NC7 Salomon
2323	TMTS 2003-8HE
2154	CSFB ABS Trust Series 2001-HE22
455	CSFB Asset-Backed Sec 2001-HE1
2237	MSDW 2003-NC1
2119	2001-NC1 Salomon
2203	CDC Mortgage Capital Trust 2002-HE2
2228	MSDW 2002-NC6
2011	1998-NC3 Salomon
2144	ARC 2001 BC-6
2159	CSFB ABS Trust Series 2001-HE30
2178	Aames Mortgage Trust 2002-1
2422	ABFS 2000-1
2427	ABFS 2001-2

Sch I-2

2212	MSDW 2002-NC3
2297	SASCO 2003 BC3
2197	ACE Securities HELT 2002-HE1
2742	FIRST FRANKLIN 2003-FFH1
3586	MSABS 2003-HE1
3613	GSAMP TRUST 2004-HE1
3615	FFMLT 2004-FF3
3616	GSAA TRUST 2004-3
3623	GSAMP TRUST 2004-HE2
3660	GSAMP TRUST 2005-HE2
3661	SASCO 2005-RMS1
3670	SAIL 2005-6
3674	GSAMP TRUST 2005-HE4
3686	SAIL 2005-10
3689	HASCO 2005-I1
3690	NEW CENTURY HE 2005-C
3693	NEW CENTURY HE 2005-D
3696	SASCO 2006-OW1
3697	MSABS 2006-WMC1
3700	MSAC 2006-HE1
3706	SAIL 2006-2
3718	HEAT 2006-5
3721	SAIL 2006-BNC3
3723	SASCO 2006-BC2
3724	SASCO 2006-W1
3726	SASCO 2006-BC3
3734	SASCO 2007-BC1
3735	BNC MLT 2007-1
3736	BNC MLT 2007-2
3738	SASCO 2007-BC3
3739	BNC MLT 2007-3
3741	BNC MLT 2007-4
3742	SASCO 2007-BC4
2182	ARC 2002 BC-2
2278	SAIL Loan Trust, Series 2003-BC6 S/S
2192	ARC 2002 BC-4
2225	MAST 2002-NC1
2281	First Franklin Mtg Loan Trust, Series 2003-FF3
2242	New Century 2003-2
2766	FIRST FRANKLIN 2003-FF5
2279	SAIL Loan Trust, Series 2003-BC7 S/S
2292	CDC Mortgage Capital Trust 2003-HE3
2264	ABSC 2003-HE3
2270	ACE 2003-TC1

Sch I-3

2388	SAIL 2004-11
3611	SAIL 2004-3
3621	SAIL 2004-6
3740	SASCO 2007-BNC1
2500	Renaissance 2005-4
2761	SAST 2007-2
2471	Renaissance 2005-3
3672	SAIL 2005-7
2647	CSMC 2007-NC1 OSI
2679	DSLA 2007-AR1
2626	SASCO 2007-OSI
2686	HBVM 2007-7
2587	Aegis 2006-1
2467	Aegis 2005-4
2677	DSLA 2005-AR6
2338	Renaissance 2004-1
2676	DSLA 2005-AR5
2435	Aegis 2005-2
2771	ABFC 2004-HE1
2779	BSABS 2003-AC1
2780	CMLTI 2005-HE1
2781	CMLTI 2005-HE3
2784	EQUIFIRST 2008-1
2791	MABS 2004-WMC1
2793	MARM 2007-HF2
2795	MASTR 2004-HE1
2806	MERITAGE 2004-1
2807	MLMI 2003-WMC1
2808	MLMI 2003-WMC3
2838	MSABS 2005-NC2
2852	MSM 2004-6AR
2853	MSM 2005-8SL
2854	MSM 2006-4SL
2856	PFCA 2003-GP1
2882	SABR MLT 2008-1
2889	SAIL 2005-9
2896	SAIL 2006-BNC1
2898	SASCO 2006-BC1
2900	SASCO 2006-BC3
2904	SASCO 2007-BC4
2906	SG 2007-NC1
2909	TERWIN MORTGAGE TRUST 2004-EQR1
2912	HOMEQ FNMA MBS
2913	HOMEQ FNMA A/A

Sch I-4

2914	UBS BALANCE SHEET
2915	ARCH BAY HOLDINGS, LLC
2916	LEHMAN BROTHERS
2917	GREENWICH CAPITAL
2918	STATEWIDE BANK (ALGIERS)
2919	SOCIETE GENERALE - HOUSE LOANS
2921	BARCLAYS
2926	BANCO POPULAR, FSB
2927	BANCO POPULAR, NY
2928	SHERMAN REO
2933	CSFB SECURITIZED I
2934	CSFB SECURITIZED II
2935	CSFB SECURITIZED III

Sch I-5

SCHEDULE II

RETAINED SERVICING FEE PERCENTAGE

From Month[1]	To Month	Retained Fee
1	3	27.0 bps
4	6	26.0 bps
7	9	25.0 bps
10	12	23.5 bps
13	15	23.0 bps
16	18	22.0 bps
19	21	21.0 bps
22	24	20.0 bps
25	72	20.0 bps

[1]	Starting with September 2012.

Sch II-1

SCHEDULE III

TARGET RATIO SCHEDULE

Month[2]	Target Advance Ratio
1	3.40%
2	3.32%
3	3.23%
4	3.15%
5	3.08%
6	3.00%
7	2.92%
8	2.85%
9	2.78%
10	2.71%
11	2.64%
12	2.58%
13	2.51%
14	2.45%
15	2.39%
16	2.33%
17	2.27%
18	2.21%
19	2.16%
20	2.10%
21	2.05%
22	2.00%
23	1.95%
24	1.90%
25	1.85%
26	1.81%
27	1.76%
28	1.75%
29	1.75%
30	1.75%
31	1.75%
32	1.75%
33	1.75%

[2]	Starting with September 2012.

Sch III-1

Month[2]	Target Advance Ratio
34	1.75%
35	1.75%
36	1.75%
37	1.75%
38	1.75%
39	1.75%
40	1.75%
41	1.75%
42	1.75%
43	1.75%
44	1.75%
45	1.75%
46	1.75%
47	1.75%
48	1.75%
49	1.75%
50	1.75%
51	1.75%
52	1.75%
53	1.75%
54	1.75%
55	1.75%
56	1.75%
57	1.75%
58	1.75%
59	1.75%
60	1.75%
61	1.75%
62	1.75%
63	1.75%
64	1.75%
65	1.75%
66	1.75%
67	1.75%
68	1.75%
69	1.75%
70	1.75%
71	1.75%
72	1.75%

Sch III-2